ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        99.1 Slide presentation to investment analysts at a meeting on April 30, 1997.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             WASHINGTON MUTUAL, INC.

Date: April 30, 1997                     By:       /s/ Marc R. Kittner
                                                   ----------------------------
                                                   Marc R. Kittner
                                                   Senior Vice President and
                                                   Corporate Counsel